EXHIBIT 13.1

                    Certification of Chief Executive Officer

                       Pursuant to 18 U.S.C. Section 1350,

      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, J David Rhodes, Executive Chairman and Chief Executive Officer of Filtronic plc, a public limited company incorporated in England and Wales ("Filtronic plc"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (i) the Annual Report of Filtronic plc on Form 20-F for the fiscal year ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of Filtronic plc.

This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be "filed" for any purpose whatsoever nor shall it be deemed to be incorporated by reference into the Annual Report or any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Date:     November 28, 2003

                                                   By:     /s/ J David Rhodes
                                                   -----------------------------
                                                   Name:   J David Rhodes
                                                   Title:  Executive Chairman
                                                           and Chief Executive
                                                           Officer


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                    Certification of Chief Financial Officer

                       Pursuant to 18 U.S.C. Section 1350,

      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


I, John Samuel, Finance Director and Chief Financial Officer of Filtronic plc, a public limited company incorporated in England and Wales ("Filtronic plc"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (i) the Annual Report of Filtronic plc on Form 20-F for the fiscal year ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of Filtronic plc.

This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be "filed" for any purpose whatsoever nor shall it be deemed to be incorporated by reference into the Annual Report or any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Date:    November 28, 2003

                                                     By      /s/  John Samuel
                                                     ---------------------------
                                                     Name:   John Samuel
                                                     Title:  Finance Director
                                                             and Chief Financial
                                                             Officer